Exhibit 99.1
Hanmi Financial Corporation Enters Into Agreement With Woori Finance
Holdings Co. Ltd. For Up To $240 Million Capital Infusion; And
Announces Rights Offering And Public Offering
LOS ANGELES — May 25, 2010 — Hanmi Financial Corporation (NASDAQ: HAFC), the holding company for Hanmi Bank, today reported that it has entered into a securities purchase agreement with Woori Finance Holdings Co. Ltd. for an investment by Woori in Hanmi of up to $240 million.
Under the agreement, Woori will purchase a minimum of $210 million of Hanmi common stock at a purchase price of $1.20 per share. Woori also has the option to purchase up to an additional $30 million of Hanmi common stock. Hanmi intends to contribute a substantial amount of the net proceeds from this investment as new capital into Hanmi Bank. Following the transactions contemplated by the securities purchase agreement and the offering described below, it is anticipated that Woori will own at least a majority of Hanmi’s outstanding common stock. The Woori investment is subject to regulatory and stockholder approval, including the approval of the Federal Reserve Board, the California Department of Financial Institutions and the Korean Financial Services Commission, among other customary conditions to closing.
In addition to Woori’s investment, Hanmi intends to commence a $120 million offering that will be comprised of a $60 million rights offering to our existing stockholders and a $60 million registered best efforts offering of common stock (plus any additional shares of common stock that are not subscribed for in the rights offering) to the public. The rights offering will provide stockholders of record as of the close of business on June 7, 2010 one subscription right for each share of common stock owned on the record date. Each whole subscription right will entitle the holder to purchase one share of common stock directly from Hanmi at a subscription price of $1.20 per share. The shares offered in the registered best efforts offering will be offered at the same purchase price per share. The subscription rights will be issued on or about June 11, 2010 and shall be exercisable until 5:00 p.m. New York City time on July 12, 2010, unless Hanmi extends the rights offering.
The registered offerings described in this press release will be conducted under an existing effective shelf registration statement declared effective by the SEC on November 30, 2009. Rights offering materials, including a prospectus supplement and related prospectus and other items necessary to exercise the rights, will be mailed to stockholders following the time when a prospectus relating to the rights offering is filed with the SEC. The rights being offered in the rights offering, as well as the shares being offered in the best efforts offering, may not be offered nor may offers to buy be accepted prior to the time the prospectus supplement relating to the offerings is filed with the SEC. The prospectus supplement and related prospectus will contain important information about the offering and investors are urged to read them carefully when available. When available, copies of the prospectus supplement and related prospectus may be obtained by contacting Hanmi Financial Corp., Attn: Investor Relations, David J. Yang 213-637-4798.
A more complete summary of the terms and conditions of the securities purchase agreement with Woori will be detailed in a filing made on a Current Report on Form 8-K on or before June 1, 2010, with the Securities and Exchange Commission. A copy of the 8-K filing will be available at www.hanmi.com or www.sec.gov.
Additional Information
In connection with the proposed Woori investment, a proxy statement relating to certain of the matters discussed in this news release is expected to be filed with the SEC. When available, copies of the proxy statement and other related documents may be obtained for free from the SEC website (www.sec.gov) or by contacting Hanmi Financial Corp., Attn: Investor Relations, David J. Yang 213-637-4798. Hanmi’s shareholders are advised to read the proxy statement when it becomes available, because it will contain important information, and Hanmi notes that the shareholder meeting on the matters discussed in the proxy statement may occur after the closing of the registered rights and best efforts offering. Hanmi, its directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from Hanmi’s shareholders in connection with certain of the matters discussed in this news release. Information regarding such persons and their interests in Hanmi is contained in Hanmi’s proxy statements and annual reports on Form 10-K filed with the SEC. Hanmi has engaged the services of D.F. King & Co., Inc. to assist in soliciting proxies. Shareholders and investors may obtain additional information regarding the interests of

Hanmi, its directors and executive officers and D.F. King & Co., Inc. in the matters discussed in this news release by reading the proxy statement and other relevant documents regarding the matters discussed in this news release, which are expected to be filed with the SEC.
Cautionary Statements
The issuance of the securities to Woori described in this news release have not been and will not be registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of the securities in any jurisdiction or state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction or state.
Forward-Looking Statements
This release contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These factors include the following: inability to consummate the proposed transactions with Woori on the terms contemplated in the agreement with Woori; failure to receive regulatory or stockholder approval for the transactions contemplated with Woori; inability to continue as a going concern; inability to raise additional capital on acceptable terms or at all; failure to maintain adequate levels of capital and liquidity to support our operations; the effect of regulatory orders we have entered into and potential future supervisory action against us or Hanmi Bank; general economic and business conditions internationally, nationally and in those areas in which we operate; volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits; availability of capital from private and government sources; demographic changes; competition for loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of our interest rate spread; risks of natural disasters related to our real estate portfolio; risks associated with Small Business Administration (“SBA”) loans; failure to attract or retain key employees; changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums; ability to receive regulatory approval for Hanmi Bank to declare dividends to Hanmi Financial; adequacy of our allowance for loan losses, credit quality and the effect of credit quality on our provision for credit losses and allowance for loan losses; changes in the financial performance and/or condition of our borrowers and the ability of our borrowers to perform under the terms of their loans and other terms of credit agreements; our ability to successfully integrate acquisitions we may make; our ability to control expenses; and changes in securities markets. In addition, we set forth certain risks in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and current and periodic reports filed with the Securities and Exchange Commission thereafter, which could cause actual results to differ from those projected. We undertake no obligation to update such forward-looking statements except as required by law.
Sources: http://www.laedc.org/reports/Forecast-2010-02.pdf
Contact
Hanmi Financial Corporation

BRIAN E. CHO	DAVID YANG
Chief Financial Officer	Investor Relations and Corporate Planning
(213) 368-3200	(213) 637-4798

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